UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007
ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 21, 2007, ESS Technology, Inc. filed a Form 8-K to report that it had completed its disposition (the “Sale”) of its HD-DVD and Blu-ray DVD technologies and related assets to Silicon Integrated Systems Corporation and certain of its affiliates. This Form 8-K/A is being filed to provide pro forma financial information relating to the Sale as specified by Item 9.01 of Form 8-K.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro forma financial information

Unaudited pro forma condensed consolidated financial statements:
- Statement of Operations for the year ended December 31, 2005	3
- Statement of Operations for the nine months ended September 30, 2006	4
- Balance Sheet as of September 30, 2006	5
- Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	6

ESS TECHNOLOGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Year Ended December 31, 2005
		Pro Forma
	As Reported	Adjustments		Pro Forma

Net revenues
Product	$161,921	$—		$161,921
Royalty	20,000	—		20,000

Total net revenues	181,921	—		181,921
Cost of Product revenues	169,312	—		169,312

Gross profit	12,609	—		12,609
Operating expenses:				—
Research and development	33,983	(2,716	)a	31,267
Selling, general and administrative	34,973	(284	)a	34,689
Impairment of goodwill and intangible assets	42,743	—		42,743

Operating loss	(99,090)	3,000		(96,090)
Non-operating income, net	1,316	—		1,316

Loss before income taxes	(97,774)	3,000		(94,774)
Provision for income taxes	1,779	29	a	1,808

Net loss	$(99,553)	$2,971		$(96,582)

Net loss per share — basic and diluted	$(2.50)	—		$(2.43)

Shares used in per share calculation — basic and diluted	39,781	—		39,781

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ESS TECHNOLOGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)

	Nine Months Ended September 30, 2006
		Pro Forma
	As Reported	Adjustments		Pro Forma

Net revenues
Product	$79,142	$—		$79,142
Royalty	4	—		4

Total net revenues	79,146	—		79,146
Cost of Product revenues	80,095	(115	)a	79,980

Gross loss	(949)	115		(834)
Operating expenses:				—
Research and development	28,229	(4,310	)a	23,919
Selling, general and administrative	22,612	(426	)a	22,186

Operating loss	(51,790)	4,851		(46,939)
Non-operating income, net	1,863	—		1,863

Loss before income taxes	(49,927)	4,851		(45,076)
Benefit from income taxes	(16,265)	52	a	(16,213)

Net loss	$(33,662)	$4,799		$(28,863)

Net loss per share — basic and diluted	$(0.86)	—		$(0.74)

Shares used in per share calculation — basic and diluted	39,150	—		39,150

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ESS TECHNOLOGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands)

	As of September 30, 2006
		Pro Forma
	As Reported	Adjustments		Pro Forma

ASSETS
Cash and cash equivalents	$31,902	$9,500	b	$41,402
Short-term investments	10,970	—		10,970
Accounts receivable, net	15,289	—		15,289
Other receivables	2,139	4,000	b	6,139
Inventories	16,732	—		16,732
Prepaid expenses and other assets	2,307	(43)	b	2,264

Total current assets	79,339	13,457		92,796
Property, plant and equipment, net	18,190	—		18,190
Investments and other assets	12,116	(417)	b	11,699

Total assets	$109,645	$13,040		$122,685

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable and accrued expenses	$23,820	$—		$23,820
Income tax payable and deferred income taxes	24,385	—		24,385

Total current liabilities	48,205	—		48,205

Commitments and contingencies
Shareholders’ equity:
Common stock	179,587	—		179,587
Accumulated other comprehensive income	11	—		11
Accumulated deficit	(118,158)	13,040	b	(105,118)

Total shareholders’ equity	61,440	13,040		74,480

Total liabilities and shareholders’ equity	$109,645	$13,040		$122,685

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ESS TECHNOLOGY, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — DESCRIPTION OF TRANSACTION
          On February 15, 2007, ESS Technology, Inc. (“ESS” or the “Company”) entered into an Asset Purchase Agreement by and among the Company, ESS International, Inc. and Silicon Integrated Systems Corporation (“SiS”), and also a separate Asset Purchase Agreement by and among the Company, ESS Technology International, Inc. and SiS Holding Limited, pursuant to which ESS sold its HD-DVD and Blu-ray DVD technologies and related assets to SiS. The aggregate proceeds to be paid by SiS to ESS is $13,500,000, of which $9,500,000 has been received as of the date of this filing. We expect to receive $2,000,000 in the first six months of fiscal 2007, with the remaining $2,000,000 subject to adjustment upon settlement of escrow claims..
NOTE 2 — PRO FORMA INFORMATION
          The accompanying unaudited pro forma condensed statements of operations are presented as if the transaction described in Note 1 had occurred on January 1, 2005 (the beginning of fiscal 2005). The unaudited pro forma condensed balance sheet is presented as if the transaction had occurred on September 30, 2006.
          The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are preliminary and subject to change upon completion of a more comprehensive analysis by the Company. The Company expects to complete this analysis prior to finalization of its financial statements for the first quarter ended March 31, 2007.
          The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the transaction had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.
          The pro forma adjustments are as follows:
a.	Following the close of the transaction, the Company will no longer have expenses of the transferred employees related to HD-DVD and Blu-ray DVD technologies. These adjustments are recorded to eliminate expenses the Company believes are directly attributable to the transaction and will not continue after the completion of the transaction.

b.	To record proceeds received, eliminate identifiable assets sold, and record preliminary gain on sale resulting from the transaction. The gain calculation is preliminary and subject to change upon finalization of the Company’s financial statements for the first quarter ended March 31, 2007. Identifiable assets sold consist of a technology license and related prepaid maintenance costs.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2007	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer